3Q26 Earnings Presentation Exhibit 99.2

Forward-Looking Statements This communication contains forward-looking statements within the meaning of the U.S. federal securities laws. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of the Company. These statements are often, but not always, made through the use of words or phrases such as ‘‘may’’, ‘‘might’’, ‘‘should’’, ‘‘could’’, ‘‘predict’’, ‘‘potential’’, ‘‘believe’’, ‘‘expect’’, ‘‘continue’’, ‘‘will’’, ‘‘anticipate’’, ‘‘seek’’, ‘‘estimate’’, ‘‘intend’’, ‘‘plan’’, ‘‘projection’’, ‘‘would’’, ‘‘annualized’’, “target” and ‘‘outlook’’, or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. Forward-looking statements involve estimates and known and unknown risks, and reflect various assumptions and involve elements of subjective judgment and analysis, which may or may not prove to be correct, and which are subject to uncertainties and contingencies outside the control of Byline and its affiliates, directors, employees and other representatives, which could cause actual results to differ materially from those presented in this communication. No representations, warranties or guarantees are or will be made by Byline as to the reliability, accuracy or completeness of any forward-looking statements contained in this communication or that such forward-looking statements are or will remain based on reasonable assumptions. You should not place undue reliance on any forward-looking statements contained in this communication. Certain risks and important factors that could affect Byline’s future results are identified in our Annual Report on Form 10-K and other reports we file with the Securities and Exchange Commission, including among other things under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025. Any forward-looking statement speaks only as of the date on which it is made, and Byline undertakes no obligation to update any forward-looking statement, whether to reflect events or circumstances after the date on which the statement is made, to reflect new information or the occurrence of unanticipated events, or otherwise unless required under the federal securities laws. Due to rounding, numbers presented throughout this document may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures.

Leading Chicago Commercial Banking Franchise Company Overview BY at a Glance ($mm) Leading Chicago Footprint Growth Strategy Size Aspiration $9.9 Billion Total Assets $7.5 Billion Total Loans & Leases $8.0 Billion Total Deposits $1.1 Billion Tangible Common Equity (TCE)(2) $1.7 Billion Market Cap(1) A Chicago-based commercial bank with the strength, scale, and product offerings to compete effectively in our markets—delivering value to stockholders, customers, employees, and the communities we serve Preeminent Commercial Bank in Chicago Grow Customer Relationships Maintain Balance Sheet Strength Drive Profitable Growth Strategic Investment Gain market share in commercial banking Target lower middle market customers with full-service relationship banking to drive share and deepen engagement Grow low-cost deposits Build a stable funding base by growing business banking deposits and optimizing balance sheet efficiency Supplement organic growth through acquisitions Leverage acquisition expertise to capitalize on market opportunities Chicagoland Branch Locations 43 Largest Bank Headquartered in Chicago(1) #2 Note: Map excludes Byline Bank branch located in Wauwatosa, WI. Source: S&P Global Market Intelligence and company filings. Data as of quarter ended September 30, 2026 or most recent available. BY market capitalization as of September 30, 2026. Second largest bank headquartered in Chicago based on total assets. Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix for a reconciliation of non-GAAP measure to the most directly comparable GAAP financial measure.

Third Quarter 2026 Highlights

$41.8 million	$0.94	4.33%	2.45%
NET INCOME	DILUTED EPS	NET INTEREST MARGIN	PTPP ROAA(1)(2)

PERFORMANCE OVERVIEW

- Delivered record revenue of $121.0 million, up 2.8%
- Record net interest income of $103.7 million, up 2.8%
- PTPP ROAA of 2.45%(1), marking the 16th consecutive quarter above 2.00%
- Effective tax rate of 23.3%, reflecting impact of tax credits

STRONG FINANCIAL PERFORMANCE

Broad-based earnings growth, margin expansion and disciplined capital return

PROFITABILITY & RETURNS

Reported results

Return on Average Assets(2)	1.67%
Return on Tangible Common Equity(1)(2)	14.78%
Efficiency Ratio	48.40%
Loan / Deposit Ratio	93.2%
TCE / Tangible Assets(1)	11.12%
Tangible Book Value / Share(1)	$24.14

CAPITAL RETURN TO STOCKHOLDERS

Total payout ratio(3) of 63.2%, inclusive of dividends and share repurchases

KEY HIGHLIGHTS *(compared to 3Q25)*

+14.6%	EPS growth
+6.9%	TBV per common share growth(1)
+2.7%	Deposit growth
+114 bps	Common Equity Tier 1 growth
260 bps	Efficiency ratio improvement(1)

Data as of or for the quarter ended September 30, 2026, unless otherwise noted. Comparisons against quarter ended June 30, 2026, unless otherwise noted.

(1) Represents a non-GAAP financial measure. See "Non-GAAP Reconciliation" in the appendix for a reconciliation of non-GAAP measure to the most directly comparable GAAP financial measure.

(2) Annualized.

(3) Total payout ratio is inclusive of common dividends and common share repurchases divided by net income.

Byline Bancorp, Inc. | 4

Loan Portfolio Trends ($ in millions) Highlights Total Loan Portfolio and Average Yield Portfolio Composition Total loans and leases of $7.5 billion, down $73.5 million or 1.0% Originated $362.3 million in new loans in 3Q26, net of loan sales Commercial banking and CRE production of $126.6 million and $113.6 million, respectively $396 million of payoffs and $105 million of loan sales exceeded new fundings Line utilization of 57%, down from 61%, reflecting higher net repayments Average loan yield increased three basis points to 6.87% Utilization Rates Originations and Payoffs (1) Annualized. Last 12 Months Average

Deposit Trends ($ in millions) Highlights Total deposits were $8.0 billion, up 8.5%(1) from 2Q26 Excluding brokered, deposits were up 13.8%(1) Growth led by interest-bearing checking, up $117 million, with increases in non-interest bearing and time deposits Non-interest-bearing checking remained stable at 23.3% Cost of deposits of 1.95%, up three basis points Cost of interest-bearing deposits of 2.54%, up five basis points Cost of Interest-Bearing Deposits Avg. Non-Interest-Bearing Deposits Deposit Composition (1) Annualized.

Net Interest Income and Net Interest Margin Trends ($ in millions) Net interest income was $103.7 million, up 2.8% from 2Q26 Increase driven by higher securities income, lower borrowing costs and day count Net interest margin of 4.33%, up 5 bps and up 6 bps Y/Y Interest Rate Sensitivity Over a One-Year Time Horizon Shock +100 bps: +$18 million or +4.4% increase in NII (+$4.4 million per 25 bps) Ramp +100 bps: +$9 million or +2.2% increase in NII (+$2.2 million per 25 bps) Net Interest Income Highlights NIM Bridge NIM, Yields and Costs Repricing Mix $100.8 Million NII $103.7 Million NII 4.28% 4.33%

Non-Interest Income Trends ($ in millions) Government Guaranteed Loan Sales $5.8 million in gain on sale of loans sold, driven by higher premiums $70.8 million of guaranteed loans sold in 3Q26 Non-interest income totaled $17.3 million, up 2.7% from 2Q26, reflecting: Wealth management and trust income grew 9.7% Higher customer swap income $665,000 negative fair value adjustment on the loan servicing asset Total Non-Interest Income Net Gains on Sales of Loans Highlights Volume Sold and Average Net Premiums

Non-Interest Expense Trends ($ in millions) (1) Non-interest expense of $59.8 million, up 5.9% from 2Q26, reflecting: $3.4 million increase in salaries and employee benefits primarily due to higher incentive compensation Continued focus on operating efficiency and expense discipline Adjusted efficiency ratio(1) of 48.40%, up 189 bps, down 187 bps Y/Y Adjusted NIE / AA of 2.39%, up 12 bps, down 5 bps Y/Y Efficiency Ratio Non-Interest Expense Highlights Non-Interest Expense Bridge Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix for a reconciliation of non-GAAP measure to the most directly comparable GAAP financial measure. $3.4 ($0.2) $0.3 $56.5 $59.8 $0.3 ($0.5)

Asset Quality Trends ($ in millions) Criticized & Classified Loans and Leases Net Charge-offs NPLs / Total Loans and Leases Allowance for Credit Losses (ACL) Note: Criticized & classified loans and leases risk-rated special mention or worse.

Capital Position (1) Highlights Capital Ratios (1) Return on Average Tangible Common Equity Common Equity Tier 1 Capital Priorities: Regulatory capital ratios increased; TCE declined on higher AOCI Increased cash dividend by 16.7% to $0.14 per share during 3Q26 Repurchased 521,980 shares, or $20.4 million of common stock under the share repurchase program Announced merger agreement with Illinois State Bancorp, Inc. Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix for a reconciliation of non-GAAP measure to the most directly comparable GAAP financial measure. Organic Growth Dividend M&A Buyback

3Q26 Earnings Presentation Appendix

Granular Deposit Base Consumer Deposits, $3.1 billion Commercial Deposits, $2.8 billion ~64% of Total Deposits are FDIC Insured …with limited concentration and a granular customer base providing a stable source of funding Consumer Deposits(1) $3.7 billion at 9/30/26 Deposit Base ~$32,000 Average Account Balance Customer Base ~117,000 Consumer Accounts Total Franchise 44 Branches Commercial Deposits $4.3 billion at 9/30/26 Deposit Base ~$153,000 Average Account Balance Customer Base ~28,000 Commercial Accounts Consumer Deposits, $3.7 billion Commercial Deposits, $4.3 billion Uninsured 13% d Total Deposits $8.0 Billion as of 9/30/26 Broad footprint across greater Chicagoland and key urban MSAs in Wisconsin A strength of our franchise is our well diversified deposit base… Excludes brokered deposits.

Liquidity and Securities Portfolio ($ in millions) Liquidity Position Cash and cash equivalents of $218.7 million $2.4 billion of secured borrowing capacity Uninsured deposits are 35.7% of total deposits Established $150 million of secured borrowing capacity across repurchase counterparties, strengthening our liquidity sources Investment portfolio duration: 4.2 years; net of hedges: ~4.1 years Investment portfolio annual cash flow: ~$213 million $1.6 billion investment portfolio, entirely available-for-sale Taxable securities yield of 3.72% Highlights AFS Portfolio by Type Securities + Cash (Average)

Government Guaranteed Lending ($ in millions) ($ in millions) $ Balance % of Portfolio Unguaranteed $387.6 5.1% Guaranteed 68.3 0.9% Total SBA 7(a) Loans $455.9 6.1% Unguaranteed $27.5 0.4% Guaranteed 21.8 0.3% Total USDA Loans $49.3 0.7% ACL / Unguaranteed Loan Balance Since 2016, the unguaranteed portion of our government guaranteed portfolio has decreased from 14.6% to 5.5% Closed $118.0 million in SBA 7(a) and USDA loan commitments SBA 7(a) portfolio $455.9 million, up $13.8 million, or 3.1% from 2Q26 ACL / Unguaranteed loan balance ~7.9% $1.6 billion in government guaranteed loans serviced for investors as of 3Q26 On Balance Sheet SBA 7(a) & USDA Loans SBA 7(a) & USDA Closed Loan Commitments Highlights $123.6 $106.9 $98.7 $115.5 $118.0

Financial Summary

(dollars in thousands, except per share data)	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
	As of or For the Three Months Ended				
Income Statement					
Net interest income	$ 103,676	$ 100,836	$ 99,863	$ 101,255	$ 99,890
Provision for credit losses	6,748	7,162	5,537	9,702	5,298
Non-interest income	17,332	16,876	12,538	15,750	15,845
Non-interest expense	59,800	56,479	57,189	60,369	60,518
Income before provision for income taxes	54,460	54,071	49,675	46,934	49,919
Provision for income taxes	12,674	13,890	12,096	12,413	12,719
Net income	$ 41,786	$ 40,181	$ 37,579	$ 34,521	$ 37,200
Diluted earnings per common share[(1)]	$ 0.94	$ 0.90	$ 0.83	$ 0.76	$ 0.82
Balance Sheet					
Total loans and leases HFI	$ 7,461,517	$ 7,542,411	$ 7,475,272	$ 7,509,369	$ 7,440,755
Total deposits	8,039,110	7,870,762	7,801,816	7,647,443	7,828,197
Tangible common equity[(1)]	1,078,427	1,106,165	1,081,007	1,067,386	1,035,668
Balance Sheet Metrics					
Loans and leases / total deposits	93.17%	96.10%	95.94%	98.37%	95.31%
Tangible common equity / tangible assets[(1)]	11.12%	11.36%	11.13%	11.29%	10.78%
Key Performance Ratios					
Net interest margin	4.33%	4.28%	4.33%	4.35%	4.27%
Efficiency ratio	48.40%	46.93%	49.78%	50.32%	51.00%
Adjusted efficiency ratio[(1)]	48.40%	46.51%	49.78%	50.15%	50.27%
Non-interest income to total revenues	14.32%	14.34%	11.15%	13.46%	13.69%
Non-interest expense to average assets	2.39%	2.27%	2.37%	2.47%	2.47%
Return on average assets	1.67%	1.63%	1.56%	1.41%	1.52%
Adjusted return on average assets[(1)]	1.67%	1.65%	1.56%	1.42%	1.54%
Pre-tax pre-provision return on average assets [(1)]	2.45%	2.49%	2.29%	2.32%	2.25%
Dividend payout ratio on common stock	14.89%	13.33%	14.46%	13.16%	12.20%
Tangible book value per common share[(1)]	$ 24.14	$ 24.48	$ 23.79	$ 23.44	$ 22.58

(1) Represents a non-GAAP financial measure. See "Non-GAAP Reconciliation" in the appendix for a reconciliation of non-GAAP measure to the most directly comparable GAAP financial measure.
(2) Interest income and rates include the effects of a tax equivalent adjustment to adjust tax-exempt investment income on tax-exempt investment securities to a fully taxable basis, assuming a federal income tax rate of 21%.

Byline Bancorp, Inc. | 16

Non-GAAP Reconciliation As of or For the Three Months Ended (dollars in thousands, except per share data) September 30, 2026 June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 Net income and earnings per share excluding significant items Reported Net Income $ 41,786 $ 40,181 $ 37,579 $ 34,521 $ 37,200 Significant items: Loss on extinguishment of debt — — — — 843 Impairment charges on assets held for sale — 496 — 195 — Tax benefit — (130) — (50) (221) Adjusted Net Income   $ 41,786   $ 40,547   $ 37,579   $ 34,666   $ 37,822 Reported Diluted Earnings per Share $ 0.94 $ 0.90 $ 0.83 $ 0.76 $ 0.82 Significant items: Loss on extinguishment of debt — — — — 0.02 Impairment charges on assets held for sale — 0.01 — — — Tax benefit — — — — (0.01) Adjusted Diluted Earnings per Share   $ 0.94   $ 0.91   $ 0.83   $ 0.76   $ 0.83

Non-GAAP Reconciliation *(continued)*

	As of or For the Three Months Ended				
(dollars in thousands)	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Adjusted non-interest expense:					
Non-interest expense	$ 59,800	$ 56,479	$ 57,189	$ 60,369	$ 60,518
Less: Loss on extinguishment of debt	—	—	—	—	843
Less: Impairment charges on assets held for sale	—	496	—	195	—
Adjusted non-interest expense	$ 59,800	$ 55,983	$ 57,189	$ 60,174	$ 59,675
Adjusted non-interest expense ex. amortization of intangible assets:					
Adjusted non-interest expense	$ 59,800	$ 55,983	$ 57,189	$ 60,174	$ 59,675
Less: Amortization of intangible assets	1,235	1,235	1,235	1,494	1,494
Adjusted non-interest expense ex. amortization of intangible assets	$ 58,565	$ 54,748	$ 55,954	$ 58,680	$ 58,181
Pre-tax pre-provision net income:					
Pre-tax income	$ 54,460	$ 54,071	$ 49,675	$ 46,934	$ 49,919
Add: Provision for credit losses	6,748	7,162	5,537	9,702	5,298
Pre-tax pre-provision net income	$ 61,208	$ 61,233	$ 55,212	$ 56,636	$ 55,217
Adjusted pre-tax pre-provision net income:					
Pre-tax pre-provision net income	$ 61,208	$ 61,233	$ 55,212	$ 56,636	$ 55,217
Add: Loss on extinguishment of debt	—	—	—	—	843
Add:Impairment charges on assets held for sale	—	496	—	195	—
Adjusted pre-tax pre-provision net income	$ 61,208	$ 61,729	$ 55,212	$ 56,831	$ 56,060
Tax equivalent net interest income:					
Net interest income	$ 103,676	$ 100,836	$ 99,863	$ 101,255	$ 99,890
Add: Tax-equivalent adjustment	167	178	196	213	228
Net interest income, fully taxable equivalent	$ 103,843	$ 101,014	$ 100,059	$ 101,468	$ 100,118
Total revenues:					
Net interest income	$ 103,676	$ 100,836	$ 99,863	$ 101,255	$ 99,890
Add: Non-interest income	17,332	16,876	12,538	15,750	15,845
Total revenues	$ 121,008	$ 117,712	$ 112,401	$ 117,005	$ 115,735

Byline Bancorp, Inc. | 18

Non-GAAP Reconciliation (continued) As of or For the Three Months Ended                   (dollars in thousands) September 30, 2026 June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 Tangible common stockholders' equity: Total stockholders' equity $ 1,275,242 $ 1,304,215 $ 1,280,292 $ 1,267,906 $ 1,237,682 Less: Goodwill and other intangibles 196,815 198,050 199,285 200,520 202,014 Tangible common stockholders' equity   $ 1,078,427   $ 1,106,165   $ 1,081,007   $ 1,067,386   $ 1,035,668 Tangible assets: Total assets $ 9,898,780 $ 9,932,465 $ 9,909,680 $ 9,652,676 $ 9,812,375 Less: Goodwill and other intangibles 196,815 198,050 199,285 200,520 202,014 Tangible assets   $ 9,701,965   $ 9,734,415   $ 9,710,395   $ 9,452,156   $ 9,610,361 Average tangible common stockholders' equity: Average total stockholders' equity $ 1,343,362 $ 1,337,584 $ 1,333,423 $ 1,290,789 $ 1,208,290 Less: Average goodwill and other intangibles 197,424 198,629 199,943 201,251 202,723 Average tangible common stockholders' equity   $ 1,145,938   $ 1,138,955   $ 1,133,480   $ 1,089,538   $ 1,005,567 Average tangible assets: Average total assets $ 9,923,536 $ 9,882,985 $ 9,797,832 $ 9,683,103 $ 9,716,920 Less: Average goodwill and other intangibles 197,424 198,629 199,943 201,251 202,723 Average tangible assets   $ 9,726,112   $ 9,684,356   $ 9,597,889   $ 9,481,852   $ 9,514,197 Tangible net income: Net income $ 41,786 $ 40,181 $ 37,579 $ 34,521 $ 37,200 Add: After-tax intangible asset amortization 913 912 912 1,104 1,103 Tangible net income   $ 42,699   $ 41,093   $ 38,491   $ 35,625   $ 38,303 Adjusted tangible net income: Tangible net income $ 42,699 $ 41,093 $ 38,491 $ 35,625 $ 38,303 Add: Loss on extinguishment of debt — — — — 843 Add:Impairment charges on assets held for sale — 496 — 195 — Add: Tax benefit on significant items — (130) — (50) (221) Adjusted tangible net income   $ 42,699   $ 41,459   $ 38,491   $ 35,770   $ 38,925

Non-GAAP Reconciliation (continued) As of or For the Three Months Ended                   (dollars in thousands, except share and per share data, ratios annualized, where applicable) September 30, 2026 June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 Pre-tax pre-provision return on average assets: Pre-tax pre-provision net income $ 61,208 $ 61,233 $ 55,212 $ 56,636 $ 55,217 Average total assets 9,923,536 9,882,985 9,797,832 9,683,103 9,716,920 Pre-tax pre-provision return on average assets   2.45%   2.49%   2.29%   2.32%   2.25% Adjusted pre-tax pre-provision return on average assets: Adjusted pre-tax pre-provision net income $ 61,208 $ 61,729 $ 55,212 $ 56,831 $ 56,060 Average total assets 9,923,536 9,882,985 9,797,832 9,683,103 9,716,920 Adjusted pre-tax pre-provision return on average assets   2.45%   2.51%   2.29%   2.33%   2.29% Net interest margin, fully taxable equivalent: Net interest income, fully taxable equivalent $ 103,843 $ 101,014 $ 100,059 $ 101,468 $ 100,118 Total average interest-earning assets 9,509,183 9,457,037 9,347,232 9,230,799 9,288,078 Net interest margin, fully taxable equivalent   4.33%   4.29%   4.34%   4.36%   4.28% Non-interest income to total revenues: Non-interest income $ 17,332 $ 16,876 $ 12,538 $ 15,750 $ 15,845 Total revenues 121,008 117,712 112,401 117,005 115,735 Non-interest income to total revenues   14.32%   14.34%   11.15%   13.46%   13.69% Adjusted non-interest expense to average assets: Adjusted non-interest expense $ 59,800 $ 55,983 $ 57,189 $ 60,174 $ 59,675 Average total assets 9,923,536 9,882,985 9,797,832 9,683,103 9,716,920 Adjusted non-interest expense to average assets   2.39%   2.27%   2.37%   2.47%   2.47% Adjusted efficiency ratio: Adjusted non-interest expense excluding amortization of intangible assets $ 58,565 $ 54,748 $ 55,954 $ 58,680 $ 58,181 Total revenues 121,008 117,712 112,401 117,005 115,735 Adjusted efficiency ratio   48.40%   46.51%   49.78%   50.15%   50.27% Adjusted return on average assets: Adjusted net income $ 41,786 $ 40,547 $ 37,579 $ 34,666 $ 37,822 Average total assets 9,923,536 9,882,985 9,797,832 9,683,103 9,716,920 Adjusted return on average assets   1.67%   1.65%   1.56%   1.42%   1.54% Adjusted return on average stockholders' equity: Adjusted net income $ 41,786 $ 40,547 $ 37,579 $ 34,666 $ 37,822 Average stockholders' equity 1,343,362 1,337,584 1,333,423 1,290,789 1,208,290 Adjusted return on average stockholders' equity   12.34%   12.16%   11.43%   10.65%   12.42%

Non-GAAP Reconciliation (continued) As of or For the Three Months Ended                   September 30, 2026 June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 Tangible common equity to tangible assets: Tangible common equity $ 1,078,427 $ 1,106,165 $ 1,081,007 $ 1,067,386 $ 1,035,668 Tangible assets 9,701,965 9,734,415 9,710,395 9,452,156 9,610,361 Tangible common equity to tangible assets   11.12%   11.36%   11.13%   11.29%   10.78% Return on average tangible common stockholders' equity: Tangible net income $ 42,699 $ 41,093 $ 38,491 $ 35,625 $ 38,303 Average tangible common stockholders' equity 1,145,938 1,138,955 1,133,480 1,089,538 1,005,567 Return on average tangible common stockholders' equity   14.78%   14.47%   13.77%   12.97%   15.11% Adjusted return on average tangible common stockholders' equity: Adjusted tangible net income $ 42,699 $ 41,459 $ 38,491 $ 35,770 $ 38,925 Average tangible common stockholders' equity 1,145,938 1,138,955 1,133,480 1,089,538 1,005,567 Adjusted return on average tangible common stockholders' equity   14.78%   14.60%   13.77%   13.02%   15.36% Tangible book value per share: Tangible common equity $ 1,078,427 $ 1,106,165 $ 1,081,007 $ 1,067,386 $ 1,035,668 Common shares outstanding 44,674,518 45,191,493 45,442,851 45,545,928 45,859,977 Tangible book value per share   $ 24.14   $ 24.48   $ 23.79   $ 23.44   $ 22.58